                                                                   Exhibit 10.20

                                   SUBLEASE


     THIS SUBLEASE (this "Sublease" or this "Agreement") is made as of June 26, 2000, between APTIS, INC., d/b/a APTIS SOFTWARE, whose address is 7411 John Smith, Suite 200, San Antonio, Texas 78229-4898, hereinafter called "Sublessor," VIGNETTE CORPORATION, whose address is 901 South MoPac, Building III, Austin, Texas 78746, hereinafter called "Sublessee," and BILLING CONCEPTS CORP., whose address is 7411 John Smith, Suite 200, San Antonio, Texas 78229-4898 ("Guarantor").

                                  WITNESSETH:

     WHEREAS, PRENTISS PROPERTIES ACQUISITION PARTNERS, LP (the "Prime Lessor") and Sublessor executed that certain Lease Agreement dated 11th day of November 1999, herein called the "Prime Lease," for a certain premises in the building known as Two Barton Skyway, 1601 South MoPac Expressway, Austin, Texas 78746 (the "Building"); and

     WHEREAS, Guarantor executed a certain "Guaranty" (herein so called), in connection with the Prime Lease; and

     WHEREAS, Sublessee desires to sublease such premises from Sublessor on the terms and conditions set forth herein.

     Terms used herein which are defined in the Prime Lease, and which are not otherwise defined herein, shall be given the same meanings herein as are ascribed to them in the Prime Lease.

     NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration and of the mutual agreements hereinafter set forth, Sublessor and Sublessee stipulate, covenant and agree as follows:

Premises       1.   Sublessor does hereby agree to sublease to Sublessee, and
               Sublessee does hereby agree to sublease from Sublessor, a portion of the Building located on the fourth (4th) and second (2nd) floors of the Building (collectively referred to as the "Sublease Premises"). The Sublease Premises contains a total of 75,449 rentable square feet ("RSF") of space and consists of the following:

               4th Floor - 50,738 RSF (the entire 4th Floor, C & D Wings)
               ----------------------

               2nd Floor - 24,711 RSF (the D Wing of the 2nd Floor)
               ----------------------

Term 2. The Term of this Sublease shall commence (each, a "Sublease Commencement Date") as follows:

               4th Floor      The "Commencement Date" as set forth in the Prime
               ---------
                              Lease.

               2nd Floor      The first anniversary of the "Commencement Date"
               ---------
                              as set forth in the Prime Lease

               The term of this of this Sublease shall continue until the last day of the calendar month containing the 5th anniversary of the 4th Floor Sublease Commencement Date.

Uses 3. Sublessee shall use and occupy the Sublease Premises for office purposes and for no other purpose.

Rent and
Additional     4.  (a) Sublessee shall pay Sublessor rent (the "Rent") as
Rent           follows:

                   4th Floor  $21.40 per RSF, per annum

                   2nd Floor  In the event Sublessee occupies the 2nd Floor
                              space prior to October 1, 2001, Sublessee shall pay rent at the rate of $3.00 per RSF, per annum until October 1, 2001, at which time the Sublessee shall pay rent at the rate of $21.40 per RSF, per annum.

               Rent shall be payable in advance on the first day of each month during the term of this Sublease without deduction, set off, or demand. As to each portion of the Sublease Premises, Rent shall commence on the applicable Sublease Commencement Date, except as set forth above. Rent for any portion of a month shall be prorated on a thirty (30) day basis. Rent payments will be delivered to Sublessor, or such other place as Sublessor may designate.

               (b) Sublessee shall pay as additional rent "Tenant's Share of Operating Costs" as defined in the Prime Lease, incurred through the end of the Term of this Sublease, which are provided for under Article 5 of the Prime Lease entitled "Operating Costs." Such Additional Rent will be payable by Sublessee to Sublessor at the same time and in the same manner as it is payable by Sublessor to Prime Lessor under the Prime Lease.

               (c) Sublessee shall pay the "Base Rent" and "Additional Rent" components of the Sublease Rent directly to Prime Lessor, and the balance of the Rent shall be paid to Sublessor hereunder. Pursuant to the Consent to Sublease, as hereinafter defined, Prime Lessor has agreed to accept payment of the "Base Rent" and "Additional Rent" components of the Sublease Rent, directly from Sublessee.

Preparation
for
Occupancy      5.   (a)  Sublessee shall accept the Sublease Premises in the
               "Tenant Finish Ready Condition," as provided for under Article 1 and Attachment 2 to Exhibit C of the Prime Lease.

               (b) Sublessor is not responsible for and shall not be required to perform work of any kind or nature with respect to the Sublease Premises. Construction of the Leasehold Improvements shall be the responsibility of Sublessee in accordance with Exhibit C of the Lease and the Consent to Sublease.

Security
Deposit        6.   Sublessee shall pay a security deposit (the "Security
               Deposit") as follows:

               (a)  1st Month's Rent - Cash or collected funds in the amount of
                    ----------------
                    $128,536.27, with the Base Rent component thereof to be paid directly to Prime Lessor and the balance to be paid to Sublessor upon the execution hereof, and applied to the payment of the first month's Rent.

               (b)  Sublease Security Deposit - Cash or collected funds in the
                    -------------------------
                    amount of $1,850,000.00 to be paid directly to Prime Lessor upon the execution hereof, which funds will serve as the Security Deposit required by Article 21 of the Prime Lease, and will be deposited and applied or returned to Sublessee as provided in the Lease, and as modified by the Consent to Sublease. Sublessor shall have no responsibility for the Security Deposit

               (c) The Security Deposit shall be security for the performance by Sublessee of its obligations under this Sublease. The Security Deposit is not an advance payment of Rent or a measure of Sublessor's damages for a default by Sublessee. If Sublessee defaults in the performance of any of its obligations under this

                    Sublease or the Prime Lease, Sublessor may, without prejudice to any other remedy, instruct the Prime Lessor to use all or a portion of the Security Deposit to the extent necessary to make good any shortages in Rent or any other sum for which Sublessee is in default and any other damage, injury, expense, or liability caused to Sublessor by the default, or any default under the Prime Lease. If any part of the Security Deposit is applied, Sublessee shall pay to Sublessor or deliver to Sublessor the amount necessary to restore the Security Deposit to its original amount.

Renewal        7.   Sublessee shall have the right to renew this Sublease on the
               Sublease Premises for one additional five (5) year term, provided Sublessee shall provide Sublessor with written notice of its intent to renew no less than 180 days and no more than 360 days prior to the expiration of the Term of this Sublease. All economic terms and conditions shall be the "Fair Market Rental Rate," as defined in Article 28 of the Prime Lease, determined by Sublessor and Sublessee in that manner. In no event will the Rent of the extended term be less than the Rent of the original term.

Incorporation
of Prime
Lease          8.   (a)  A true and correct copy of the Prime Lease is attached as Exhibit "A." Sublessor warrants and represents to Sublessee that the Prime Lease has not been amended, and no party is in default under the terms of the Prime Lease.

               (b) Sublessor will not modify the Prime Lease in a manner which affects the use and occupancy of the Sublease Premises without the consent of Sublessee, which consent shall not be unreasonably withheld or delayed and shall be deemed given thirty (30) days after written request if no objection is made in writing specifically stating how such modification affects the use and occupancy of the Sublease Premises.

               (c) This Sublease is subject to all of the terms of the Prime Lease with the same force and effect as if fully set forth herein at length, excepting only as otherwise specifically provided herein. Subject to Sublessee's performance of this Sublease, Sublessor covenants and agrees to pay to Prime Lessor all rents and additional rents due and payable to Prime Lessor under the Prime Lease. All of the terms with which Sublessor is bound to comply under the Prime Lease shall, to the extent only that they apply to the Sublease Premises and except as otherwise provided herein, be binding upon

               Sublessee, and all of the obligations of Prime Lessor set forth in the Prime Lease shall, to the extent that they apply to the Sublease Premises, be binding upon Sublessor, and inure to Sublessee's benefit. It is the intention of the parties that, except as otherwise provided in this Sublease, the relationship between Sublessor and Sublessee shall be governed by the language of the various articles of the Prime Lease as if they were typed out in this Sublease in full, and the words "Landlord," "Tenant" and "Lease" as used in the Prime Lease, shall read, respectively, "Sublessor," "Sublessee" and "Sublease."

               (d) For the purposes of this Sublease, the following provisions of the Prime Lease, and the reference to them in the body of the Prime Lease are not applicable, or are modified by the terms of this Sublease:

                    - Article 1, Basic Lease Information and Certain
                      Definitions:

                         - subparagraph F, entitled "Commencement Date" to the extent in conflict with this Sublease is modified by this Sublease.

                         - subparagraph G, entitled "Expiration Date" to the extent in conflict with this Sublease is modified by this Sublease.

                         - subparagraph L, entitled "Rent" to the extent in conflict with this Sublease is modified by this Sublease.

                         - subparagraph Q, entitled "Basic Rent" to the extent
                           in conflict with this Sublease is modified by this Sublease.

                         - Article 28, entitled "Renewal Options" is deleted; provided, however, that the procedure set forth therein to determine "Fair Market Rental Rate" will still be employed should Sublessee exercise its right to renew this Sublease in accordance with Section 7 hereof.

Quiet
Enjoyment      9.   (a)  Sublessor covenants and agrees with Sublessee that upon
               Sublessee paying the Rent and additional rent reserved in this Sublease and observing and performing all of the other obligations, terms, covenants and conditions of this Sublease on Sublessee's part to be observed and performed, Sublessee may peaceably and quietly enjoy the Sublease

               Premises (and all rights and appurtenances thereto provided in the Prime Lease) during the term; provided, however, that, except as hereafter expressly provided to the contrary, this Sublease shall automatically terminate upon termination of the Prime Lease. Sublessee shall have no claim against Sublessor unless such termination was caused by the default of Sublessor in the performance of its obligations under the Prime Lease which have been assumed by Sublessor under this Sublease and have not been assumed by Sublessee hereunder; provided, however, if the Prime Lease is terminated as the result of a default by Prime Lessor, then Sublessee shall have the right to bring a claim against Prime Lessor and Sublessor hereby appoints Sublessee as its attorney in fact under the Prime Lease for the purpose of bringing such a claim, but only to the extent such claim relates to the Sublease Premises, and Sublessor shall cooperate with Sublessee in any such claim.

               (b) Sublessee covenants and agrees that Sublessee shall not do or suffer or permit anything to be done which would constitute a default under the Prime Lease or would cause the Prime Lease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination, or forfeiture reserved or vested in Prime Lessor under the Prime Lease, and that Sublessee will indemnify and hold harmless Sublessor from and defend Sublessor against all claims, liabilities, losses and damages of any kind whatsoever (excepting special and consequential damages) that Sublessor may incur by reason of, resulting from or arising out of any such cancellation, termination or forfeiture.

Notices 10. Any notice, demand or request under this Sublease shall be in writing and shall be considered property delivered when addressed as herein provided and delivered by registered or certified mail (return receipt requested) which is deposited in the United States general or branch post office, or delivered by private express mail service. Any notice, demand or request by Sublessor to Sublessee shall be addressed to Sublessee and Sublessor at the addresses above, until either shall direct otherwise in writing.

               Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

Assignment
and
Subletting     11.  (a)  Sublessee may not, without the prior written consent of
               Sublessor and Prime Lessor (which consent shall not be unreasonably conditioned, withheld, or delayed): (1) assign or transfer this Sublease or any interest therein; (2) permit any assignment of this Sublease or any interest therein by operation of law; (3) sublet the Subleased Premises or any part thereof;
               (4) grant any license, concession, or other right of occupancy of any portion of the Subleased Premises; or (5) mortgage, pledge, or otherwise encumber its interest in this Sublease. Sublessor's consent to any assignment or subletting is not a waiver of Sublessor's right to approve or disapprove any subsequent assignment or subletting. Sublessee shall remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Sublease after any assignment or subletting. The time periods for Sublessor's and Prime Lessor's review and consent to any proposed assignment or subletting by Sublessee, as provided in Section 8.04 of the Prime Lease, shall run concurrently.

               (b) If Sublessor shall consent to an assignment or subletting, without implying or requiring the granting of such consent, then one half (1/2) of any excess consideration payable to Sublessee as a result of such assignment or sublease (less brokerage commissions, attorneys' fees and other disbursements reasonably incurred by Sublessee for such assignment and subletting) shall be payable to Sublessor.

               (c) If an default occurs after an assignment or subletting, in addition to any other remedies available to Sublessor hereunder or provided by law, Sublessor may at its option collect directly from the assignee or sublessee all rents payable to Sublessee under the assignment or sublease and apply the sums so received against any sums due to Sublessor under this Sublease. Sublessee authorizes and directs any assignee or sublessee to make such payments directly to Sublessor upon receipt of notice from Sublessor. No direct collection of rent by Sublessor shall be a novation or a release of Sublessee from the performance of its obligations under this Sublease. Receipt by Sublessor of rent from any assignee or sublessee is not a waiver of the covenant against assignment and subletting or a release of Sublessee.

Prime Lessor's
Responsi-
bilities 12. Sublessee recognizes that Sublessor is not in a position to furnish the services set forth in the Prime Lease, obtain an agreement of nondisturbance, or perform certain other obligations which are not within the control of Sublessor, such as, without limitation, maintenance, repairs and replacements to the Building and Sublease Premises, compliance with laws, and restoration of the Premises and Building after casualty or condemnation. Therefore, notwithstanding anything to the contrary contained in this Sublease, Sublessee agrees that Sublessee shall look solely to Prime Lessor to furnish all services and to perform all obligations agreed upon by Prime Lessor under the Prime Lease to furnish and perform. Sublessor shall not be liable to Sublessee or be deemed in default hereunder for failure of Prime Lessor to furnish or perform the same. However, whenever under the terms of the Prime Lease, Prime Lessor shall fail to perform any of its Prime Lease obligations pertaining to the Sublease Premises, Sublessee may, at its option, enforce performance thereof if and to the extent authorized by the terms of the Prime Lease, and Sublessor shall cooperate with Sublessee in such enforcement.

Casualty and
Condem-
nation         13.  Article 15, entitled "Damage by Fire or Other Cause," and
               Article 16, entitled "Condemnation" of the Prime Lease are modified to provide that if by operation of either of these two provisions the Prime Lease is not terminated and continues in full force and effect, this Sublease shall not be terminated but shall also continue in full force and effect, except that until the Sublease Premises are restored in accordance with these two provisions there shall be a proportionate abatement of annual rent and additional rent payable hereunder to the extent of damage to the Sublease Premises as determined by Prime Lessor, Sublessor and Sublessee; provided, however, that such abatement shall in no event exceed the abatement granted to Sublessor under the Prime Lease as to the Sublease Premises only, and, provided further, that no compensation or claim or reduction will be allowed or paid by Sublessor by reason of inconvenience, annoyance or injury to Sublessee's business arising from the necessity of effecting repairs to the Premises or any portion of the Building, whether such repairs are required by operation of these two provisions or any other provision of the Prime Lease.

Parking 14. Sublessor hereby assigns Sublessor's parking spaces and parking rights under the Prime Lease to Sublessee, to use and enjoy during the term hereof.

Binding and

Entire
Agreement      15.  This Sublease shall be binding on Sublessor and Sublessee and their respective successors and assigns. This Sublease contains the entire agreement of the parties with respect to the subject matter herein and may not be modified except by instrument in writing which is signed by both parties.

Consent of
Prime Lessor   16.  This Sublease is conditioned upon Prime Lessor's execution of a consent to this Sublease (the "Consent to Sublease") as required by the Prime Lease, in form reasonably satisfactory to Sublessor and Sublessee.

Broker
Agreement      17.  The parties warrant and represent to each other that no
               Person has negotiated or brought about this transaction other than The Pinnacle Group (who will be compensated according to a separate agreement with Sublessor) and Colliers Oxford
               Commercial, Inc. (who will be compensated according to a separate agreement with Sublessor) ("Broker"). No other or additional commissions shall be payable. Sublessee and Sublessor shall defend, indemnify, and save harmless one another from and against any claim which may be asserted against one of them by any Person other than the Person named above if the claim is made in connection with this transaction claiming under such party. This section shall survive the expiration or earlier termination of this Sublease.

Attorney's
Fees 18. If it becomes necessary for either party to secure the services of an attorney in order to collect any amount due hereunder or to enforce any of the provisions hereof, the defaulting party agrees and binds itself to pay to the other reasonable attorney's fees and court costs.

General 19. (a) this Sublease Shall Be Construed and Interpreted under the Laws of the State of Texas and All Obligations of the Parties Hereunder Are Performable in Travis County, Texas.

               (b) Time is of the essence in the performance of all obligations of the parties.

               (c) Any number of counterparts of this Sublease may be executed by the parties hereto, and each executed counterpart shall be deemed an original agreement.

     IN WITNESS WHEREOF, duly authorized representatives of the parties hereto have executed this Sublease as of the day and year first above written.

[The remainder of this page is intentionally left blank. Signatures appear on the following signature pages, attached hereto and made a part hereof.]

                                SIGNATURE PAGE
                                      TO
                              SUBLEASE AGREEMENT
                                    BETWEEN
                       APTIS, INC., d/b/a APTIS SOFTWARE
                                      AND
                             VIGNETTE CORPORATION


                                     SUBLESSOR:

                                     APTIS, INC., d/b/a APTIS SOFTWARE
WITNESS:

----------------------
                                      By:   /s/ David Tusa
----------------------                   --------------------------------------
                                      Name:     David Tusa
----------------------                    -------------------------------------
                                      Title:    Senior Vice President
                                                and Chief Financial Officer
                                           ------------------------------------

                                SIGNATURE PAGE
                                      TO
                              SUBLEASE AGREEMENT
                                    BETWEEN
                       APTIS, INC., d/b/a APTIS SOFTWARE
                                      AND
                             VIGNETTE CORPORATION


                                          SUBLESSEE:

                                          VIGNETTE CORPORATION


WITNESS:

----------------------
                                      By:   /s/ Joel G. Katz
----------------------                   --------------------------------------
                                      Name:     Joel G. Katz
----------------------                    -------------------------------------
                                      Title:    Chief Financial Officer
                                           ------------------------------------


WITNESS:

                                SIGNATURE PAGE
                                      TO
                              SUBLEASE AGREEMENT
                                    BETWEEN
                       APTIS, INC., d/b/a APTIS SOFTWARE
                                      AND
                             VIGNETTE CORPORATION


                                        GUARANTOR:

WITNESS:                                BILLING CONCEPTS CORP.

-------------------                     By:  /s/ David Tusa
                                           ---------------------------------
-------------------                     Name:    David Tusa
                                        Title:   Senior Vice Prsident
-------------------                              and Chief Financial Officer